CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Cagle’s, Inc. for the period ended July 2, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, J. Douglas Cagle, Chief Executive Officer of Cagle’s, Inc., certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1. The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, and

2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 5, 2005

By: /s/ J. Douglas Cagle

J. Douglas Cagle

Chief Executive Officer